Fees Summary	Jun. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,486,933.60
Previously Paid Amount	0.00
Total Fee Amount	380.75
Total Offset Amount	0.00
Net Fee	$ 380.75